Revenue Recognition - Schedule of condensed consolidated balance sheet line items that reflect accounts receivable, contract assets and liabilities (Detail) - Rigetti Holdings [Member] - USD ($)	Oct. 31, 2021	Jan. 31, 2021	Jan. 31, 2020
Contract With Customer Asset And Liability [Line Items]
Trade receivables, net	$ 1,274,181	$ 327,301	$ 165,225
Unbilled receivables	195,376	152,073	23,750
Deferred revenue—current	$ (630,993)	(491,827)	(1,850,482)
Deferred revenue - non-current		$ 0	$ (301,201)